UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 10, 2004

THE STEPHAN CO.

(Exact name of registrant as specified in its charter)

Florida	1-4436	59-0676812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 W. McNab Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 971-0600

(Registrant’s telephone number including area code)

Item 5. Other Events

On June 10, 2004, Counsel to the Special Committee of the Company’s Board of Directors sent a letter to Richard L. Scott Investments, LLC (“Scott”) in response to Scott’s letter of June 4, 2004 with respect to a proposal to purchase the outstanding shares of the Company. A copy of the letter is attached as Exhibit 99.1 to this Current Report.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Letter from Counsel to the Special Committee of the Board of Directors of The Stephan Co. to Richard L. Scott Investments, LLC dated June 10, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STEPHAN CO.

June 10, 2004	By:	/s/ David A. Spiegel
David A. Spiegel
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Letter from Counsel to the Special Committee of the Board of Directors of The Stephan Co. to Richard L. Scott Investments, LLC dated June 10, 2004.

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